Exhibit 10.2

SECOND SUPPLEMENTAL INDENTURE

Second Supplemental Indenture (this “Second Supplemental Indenture”), dated as of April 24, 2017, among Cobalt International Energy, Inc., a Delaware corporation (the “Company”), the Guarantors (as defined in the Indenture referred to below) party hereto and Wilmington Trust, National Association, as trustee and collateral agent (the “Trustee”).

W I T N E S S E T H

WHEREAS, Cobalt International Energy, Inc. has heretofore executed and delivered to the Trustee an Indenture, dated as of December 6, 2016 (as amended, modified or supplemented from time to time, including by this Second Supplemental Indenture, the “Indenture”), among the Company, the Guarantors and the Trustee, providing for the issuance of the Company’s 7.750% second-lien senior secured notes due 2023 (the “Notes”) and pursuant to which the Company has previously duly issued $723,970,000 aggregate principal amount of the Notes (the “Existing Notes”);

WHEREAS, Section 2.01(b) of the Indenture provides that Additional Notes ranking pari passu with the Existing Notes may be created and issued from time to time by the Company under the Indenture without notice to or consent of the Holders and that such Additional Notes shall be consolidated with and form a single class with the Existing Notes and shall have the same terms as to status, redemption or otherwise (other than issue date and issue price) as the Existing Notes, subject to the Company’s compliance with Section 4.09 and 4.10 of the Indenture;

WHEREAS, pursuant to Section 9.01(a)(8) of the Indenture, the Trustee, the Company and the Guarantors are authorized to execute and deliver this Second Supplemental Indenture without the consent of the Holders of the Notes;

WHEREAS, the Company and the Guarantors have authorized the execution and delivery of this Second Supplemental Indenture for the purpose of issuing $178,620,000 in aggregate principal amount of Additional Notes (the “New Notes”); and

WHEREAS, the execution and delivery of this Second Supplemental Indenture has been duly authorized by the parties hereto, and all conditions and requirements necessary to make this Second Supplemental Indenture a valid and binding agreement of the Company and the Guarantors enforceable in accordance with its terms have been duly performed and complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(1)	Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2)	Execution and Delivery. The Company and each Guarantor hereby represent and warrant to and agree that each of them has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Second Supplemental Indenture and this Second Supplemental Indenture has been duly and validly executed and delivered and constitutes their legal, valid and binding obligation, enforceable against them in accordance with its terms and the terms of the Indenture.

(3)	Additional Notes. As of the date hereof, the Company will issue, and the Trustee is directed to authenticate and deliver, the New Notes under the Indenture, substantially in the form of Exhibit A to the Indenture; provided, that such New Notes shall be issued under separate CUSIP numbers from the Existing Notes. For the avoidance of doubt, (i) interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including December 6, 2016 and (ii) on or around the first anniversary of the issue date of the New Notes, the Company shall use reasonable efforts to (A) effect an exchange of every beneficial interest in each Restricted Global Note representing the Additional Notes for beneficial interests in Global Notes that do not bear any Restricted Notes Legend and (B) to cause each such Global Note that does not bear any Restricted Notes Legend to be identified by the same unrestricted CUSIP number in the facilities of the Depositary as that for the Global Notes, if any, that do not bear any Restricted Notes Legend representing the Existing Notes, in each case in accordance with and subject to the qualifications and conditions set forth in Sections 2.2(e)(iii), (iv) and (v) of Appendix A of the Indenture.

(4)	Confirmation of Guarantees and Security Interests. The Company and each Guarantor hereby confirm that (i) the payment and performance obligations of the Guarantors under the Indenture, as modified or supplemented hereby, shall continue to be in full force and effect and are hereby ratified and confirmed in all respects, (ii) the obligations under the New Notes will be and are secured equally and ratably by all Liens granted in connection with the issuance of the Existing Notes, including by a valid and enforceable perfected second-priority Lien on the Collateral, subject to Permitted Liens, in favor of the Collateral Agent pursuant to and in accordance with the Security Documents, at any time granted by the Company or any Guarantor to secure any Parity Lien Obligations whether or not upon property otherwise constituting collateral to such Parity Lien Obligations, and (iii) all Liens granted pursuant to the Security Documents will be enforceable by the Collateral Agent for the benefit of the Holders. The Company and the Trustee acknowledge and agree that the New Notes shall constitute Second Lien Notes for all purposes under the Intercreditor Agreement, and as such the Holders of the New Notes shall be entitled to all the rights and benefits under and shall be subject in all other applicable respects to the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens. The Company and the Guarantors hereby reaffirm and direct the Collateral Agent to perform its obligations under the Intercreditor Agreement and the Second Lien Security Documents. The Trustee is hereby authorized and directed to execute and deliver the Second Lien Joinder to the Intercreditor Agreement, and the Holders of the New Notes, by their acceptance of the New Notes, affirm such authorization and direction.

(5)	Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(6)	Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy, which may be delivered by facsimile or PDF transmission, shall be an original, but all of them together represent the same agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(7)	Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(8)	The Trustee. The Trustee accepts the amendment of the Indenture effected by this Second Supplemental Indenture, but only upon the terms and conditions set forth in this Second Supplemental Indenture. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.

(9)	Ratification of Indenture; Second Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first above written.

COBALT INTERNATIONAL ENERGY, INC.

By:	/s/ David D. Powell
	Name:	David D. Powell
	Title:	Chief Financial Officer

COBALT INTERNATIONAL ENERGY L.P.

By: COBALT INTERNATIONAL ENERGY GP, LLC, its general partner

By:	/s/ David D. Powell
	Name:	David D. Powell
	Title:	Chief Financial Officer

COBALT INTERNATIONAL ENERGY GP, LLC

By:	/s/ David D. Powell
	Name:	David D. Powell
	Title:	Chief Financial Officer

Cobalt GOM LLC

By:	/s/ David D. Powell
	Name:	David D. Powell
	Title:	Chief Financial Officer

COBALT GOM #1 LLC

By:	/s/ David D. Powell
	Name:	David D. Powell
	Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

COBALT GOM #2 LLC

By:	/s/ David D. Powell
	Name:	David D. Powell
	Title:	Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jane Y. Schweiger
	Name:	Jane Y. Schweiger
	Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Jane Y. Schweiger
	Name:	Jane Y. Schweiger
	Title:	Vice President

[Signature Page to First Supplemental Indenture]